Exhibit 24

                               OMNICOM GROUP INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

      The undersigned officer and/or director of Omnicom Group Inc., a New York corporation (the "Registrant"), does hereby make, constitute and appoint each of John D. Wren and Barry J. Wagner, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's Omnicom Group Inc. Equity Incentive Plan, as amended, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 18th day of August, 2003.

Signature                                                     Title
---------                                                     -----

/s/ John D. Wren                              President, Chief Executive Officer
---------------------------------             and Director
         John D. Wren

/s/ Randall J. Weisenburger                   Executive Vice President and Chief
---------------------------------             Financial Officer
      Randall J. Weisenburger

/s/ Philip J. Angelastro                      Senior Vice President of Finance
---------------------------------             and Controller
      Philip J. Angelastro

/s/ Robert Charles Clark                      Director
---------------------------------
      Robert Charles Clark

/s/ Leonard S. Coleman, Jr.                   Director
---------------------------------
     Leonard S. Coleman, Jr.

/s/ Errol M. Cook                             Director
---------------------------------
         Errol M. Cook

/s/ Bruce Crawford                            Director
---------------------------------
         Bruce Crawford

/s/ Susan S. Denison                          Director
---------------------------------
       Susan S. Denison

/s/ Michael A. Henning                        Director
---------------------------------
       Michael A. Henning

/s/ John R. Purcell                           Director
---------------------------------
       John R. Purcell

/s/ Linda Johnson Rice                        Director
---------------------------------
      Linda Johnson Rice

/s/ Gary L. Roubos                            Director
---------------------------------
       Gary L. Roubos


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